Exhibit 4.3

	(Logo)	COMMON STOCK
NUMBER	CORUS BANKSHARES, INC.	SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

See reverse for certain definitions
CUSIP 220873 10 3

THIS CERTIFIES THAT                                                                                                                                               is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.05 PER SHARE, OF
CORUS BANKSHARES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

TREASURER	CHAIRMAN OF THE BOARD

CORUS BANKSHARES, INC.
CORPORATE
SEAL
MINNESOTA
COUNTERSIGNED AND REGISTERED:
ChaseMellon Shareholder Services, L.L.C.
(New York, New York) Transfer Agent and Registrar

By:
Authorized Signature

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COMM	-	as tenants in common	UNIF GIFTS MIN ACT -	..……………Custodian……………..
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act…………………………
		in common		(State)
Additional abbreviations may also be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
                 IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________________________________

________________________________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE.

________________________________________________________________________________________________________

________________________________________________________________________________________________________

___________________________________________________________________________________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	_______________________________________________________________________

_______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED